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                                 Exhibit 23.2


                              ARTHUR ANDERSEN LLP





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 22, 2001 included in Ceradyne, Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                                        ARTHUR ANDERSEN LLP

Orange County, California
June 26, 2001